1
Execution

Version
FOURTH

AMENDMENT

TO CREDIT
AGREEMENT
THIS

FOURTH

AMENDMENT

TO

CREDIT

AGREEMENT

(this "Amendment

"),
dated

as

of

April

25,

2024,

is

by

and

among

THE

CATO

CORPORATION, a

Delaware

corporation
(the "Borrower''),

the

Banks

(as

defined

below)

party hereto

and

WELLS

FARGO

BANK,
NATIONAL ASSOCIATION,

as agent

on behalf

of the Banks

under the

Credit Agreement (as
hereinafter

defined) (in

such capacity,

the "Agent"). Capitalized

terms used

herein

and

not

otherwise
defined herein

shall have the meanings ascribed thereto

in the Credit Agreement.
W I T

N E S S

E T H
WHEREAS
,

the Borrower, certain Domestic

Subsidiaries of the Borrower as may be from
time to time

party thereto, certain banks and financial institutions from time to

time party thereto (the
"Banks")
and the Agent are parties to that certain Credit Agreement dated as of

May 19,

2022 (as
amended by that certain First Amendment to Credit Agreement, dated as of June 6,

2022, that certain
Second Amendment
to Credit Agreement,

dated as of

August

9, 2023, that

certain Third
Amendment

to Credit Agreement, dated

as

of

October

24,

2023,

and

as

further

amended,
modified, extended,

restated,

replaced, or
supplemented from

time to time, the "Credit

Agreement");
WHEREAS
,

the

Borrower

has

requested

that the

Required

Banks

and

Agent

amend
certain
provisions

of the Credit

Agreement; and
WHEREAS
, the

Required

Banks

and the

Agent

are willing

to

make

such

amendments

to
the
Credit Agreement, in

accordance with and subject to the terms and conditions

set forth herein.
NOW,

THEREFORE
, in

consideration of the

agreements

hereinafter

set forth,

and

for
other good and

valuable consideration, the

receipt and adequacy of

which are hereby

acknowledged,
the parties hereto agree as follows:
ARTICLE

I
AMENDMENTS

TO CREDIT

AGREEMENT
1.1

Amendment

to Definition

of Minimum

EBITDAR

Coverage

Ratio
.

The
definition of Minimum

EBITDAR

Coverage Ratio

set forth in Section

1.01 of the Credit
Agreement

is hereby
amended and restated in

its entirety

to

read as

follows:
"Minimum EBITDAR Coverage Ratio"

means, as of the end of any Fiscal

Quarter,
the ratio

of

(i) EBITDAR for the four-Fiscal

Quarter period then ended,

minus

(a) Taxe

s
paid

in
Cash for such

four-Fiscal

Quarter period, plus (b) following the

date

the financial
statements

are

delivered pursuant

to Section

5.01 for the Fiscal

Quarter ended July

29,2023
and without

duplication

of any amounts set forth

in clause (b)(ii) of the definition

of
EBITDAR,

the amount
of income tax returns anticipated by the Borrower

in good faith

to be
received from

the Internal

Revenue

Service after August

1, 2023 in

connection with taxes
paid

during the 2021 Fiscal

Year
(the "Income

Tax

Receivables");

provided, that

(A) the
amount

added

back pursuant to this
clause (b) shall not exceed the lesser of (x) $5,325,000
and

(y) the actual amount of Income

Tax
Receivables

received from the Internal

Revenue
Service

and

(B) the

addback set forth in

this clause

(b) shall no longer be available

from and
after the earlier

of (I) receipt

by the Borrower
of any Income

Tax Receivable
s
from

the

2
Internal Revenue

Service and

(II) any

reporting period

following

the end of the second Fiscal
Quarter of 2024, to

(ii) the Fixed Charges

for

such four

Fiscal Quarte
r period.

ARTICLE

II
CONDITIONS

TO EFFECTIVENESS
This

Amendment

shall

become effective

as

of

the

day

and

year

set

forth

above

(the
''Fourth Amendment

Effective Date") when the Agent

shall have received

a copy of this
Amendment

duly executed by each of the Borrower,

the Required

Banks and

the Agent.
ARTICLE

III
MISCELLANEOUS
3.1
Amended

Terms.

On

and

after the

Fourth

Amendment

Effective

Date,

all
references to

the

Credit

Agreement

in

each

of the Loan

Documents

shall

hereafter

mean

the
Credit Agreement

as amended

by this

Amendment.

Except

as specifically

amended

hereby

or
otherwise

agreed, the

Credit Agreement

is

hereby,

ratified

and

confirmed

and

shall

remain in
full

force

and

effect

according

to
its

terms.
3.2
Reaffirmation

of

Obligations.

The Borrower

hereby

ratifies

the

Credit
Agreement

as amended

by this

Amendment

and

acknowledges

and

reaffirms

(a) that

it is
bound

by

all terms

of the

Credit Agreement

as so amended

applicable to it and

(b) that it is
responsible

for the observance

and full

performance of its

Obligations.
3.3
Loan

Document.

This Amendment

shall

constitute

a Loan

Document

under

the
terms of the

Credit Agreement.
3.4
Further

Assurances.

The

Borrower

agrees

to

promptly

take

such action,
upon

the

request

of the Agent,

as is necessary

to carry

out the intent

of this Amendment.
3.5
Entirety.

This

Amendment

and

the

other

Loan

Documents

embody

the

entire
agreement

among

the parties

hereto

relating

to the

subject

matter

hereof

and

thereof

and
supersede

all previous

documents,

agreements

and understandings,

oral or written, relating to the
subject matter hereof

and thereof.
3.6
Counterparts;

Telecopy.

This

Amendment

may

be

executed

in

counterparts
(and

by different

parties

hereto

in

different

counterparts),

each

of which

when

so executed
and

delivered

will constitute

an original, but all of which when

taken together

will constitute

a
single contract.

Delivery

of an executed

counterpart

to this

Amendment

by telecopy

or other
electronic

means

shall be

effective

as an original

and

shall

constitute

a representation

that an
original will

be

delivered.
3.7
No Actions,

Claims. Etc.

As

of

the

date

hereof,

the

Borrower

hereby
acknowledges

and confirms

that

it has

no knowledge

of any

actions,

causes

of

action, claims,
demands,
damages

and liabilities

of whatever kind

or nature,

in law or in

equity,

against the
Agent, the Banks,

or
the Agent's

or the Banks'

respective

officers,

employees,

representatives,
agents,

counsel or

directors
arising from any

action by

such

Persons,

or failure

of such Persons
to act under

the Credit

Agreement
on or

prior to

the date hereof.
3.8
NORTH

CAROLINA

LAW

.

THIS AMENDMENT

SHALL BE

CONSTRUED

IN

ACCORDANCE

WITH

AND

GOVERNED

BY

THE

LAW

OF

THE
STATE

OF

NORTH

CAROLINA.

3.9
Successors

and

Assigns.

This

Amendment

shall

be

binding

upon

and

inure

to
the benefit of the parties

hereto and their

respective

successors

and assigns.
3.10
Expenses.

Notwithstanding

the

provisions

of

Section

9.03

of the

Credit
Agreement,

each

party

hereto agrees

that

it

shall

be

responsible

for

its

own

expenses

in
connection

with

this Amendment;
provided
however

the

Borrower

shall pay

fees and
disbursements

of outside

counsel

for the Agent

in connection

with the preparation

of this
Amendment

in the amount

of $3,000.
3.11
Consent

to Jurisdiction:

Service of Process;

Waiver

of .Jury

Trial.

The
jurisdiction,

service of process

and waiver of jury trial provis1ons

set forth in Section 9.16 of the
Credit Agreement
are hereby

incorporated

by reference,
mutatis mutandis.
[REMAINDER

OF

PAGE INTENTIONALLY LEFT

BLANK]

IN WITNESS WHEREOF

the parties hereto have caused

this Amendment to be duly executed
on the date first above written.
BORROWER:

THE

'
CATO

CORPORATION
By:
Executive Vice President and

Chief Financial Officer
'

AGENT

AND

BANKS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent, Issuing Bank and

as a Bank
By:
Name: Brad

D. Bostick: Title: Senior Vice President